Exhibit 10.3

Execution Version

SECOND AMENDMENT

TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

AMONG

LEGACY RESERVES LP,

as Borrower,

THE GUARANTORS,

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Administrative Agent,

and

THE LENDERS SIGNATORY HERETO

DATED AS OF MAY 22, 2014

Sole Lead Arranger and Sole Book Runner

Wells Fargo Securities, LLC

Syndication Agent

Compass Bank

Co-Documentation Agents

UBS Securities LLC

and

U.S. Bank National Association

SECOND AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

This SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Second Amendment”) dated as of May 22, 2014, among LEGACY RESERVES LP, a limited partnership duly formed under the laws of the State of Delaware (the “Borrower”); each of the undersigned guarantors (the “Guarantors”, and together with the Borrower, the “Obligors”); WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, together with its successors, the “Administrative Agent”); and the Lenders signatory hereto.

Recitals

A.      The Borrower, the Administrative Agent and the Lenders are parties to that certain Third Amended and Restated Credit Agreement dated as of April 1, 2014 (as amended by the First Amendment to Third Amended and Restated Credit Agreement dated April 17, 2014, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.

B.      The Guarantors are parties to that certain Third Amended and Restated Guaranty Agreement dated as of April 1, 2014 made by each of the Guarantors (as defined therein) in favor of the Administrative Agent (the “Guaranty”).

C.      The Borrower, the Guarantors, the Administrative Agent and the Lenders have agreed to amend certain provisions of the Credit Agreement as more fully set forth herein.

D.      NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.      Defined Terms . Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Second Amendment, shall have the meaning ascribed such term in the Credit Agreement. Unless otherwise indicated, all section references in this Second Amendment refer to sections of the Credit Agreement. In addition, as used in this Second Amendment, the following terms shall have the meanings given such terms below as follows:

“Aggregate Acquisitions” means, collectively, the Chaves Acquisition, the Rockies Acquisition and the WPX Acquisition.

“Chaves Acquisition” means the acquisition of the Chaves Acquisition Properties pursuant to the terms and conditions of the Chaves Acquisition Documents.

“Chaves Acquisition Documents” means (a) the Purchase and Sale Agreement by and among Celero Energy II, LP and Caprock Land & Cattle, LLC (Seller) and Legacy Reserves Operating LP (Buyer) dated as of March 10, 2014, and (b) all bills of sale, assignments, agreements, instruments and documents executed and delivered in connection therewith, as amended.

“Chaves Acquisition Properties” means the Oil and Gas Properties and other Properties acquired by Legacy Reserves Operating LP pursuant to the Chaves Acquisition Documents.

“Rockies Acquisition” means the acquisition of the Rockies Acquisition Properties pursuant to the terms and conditions of the Rockies Acquisition Documents.

“Rockies Acquisition Documents” means (a) the Purchase and Sale Agreement by and between SM Energy Company (Seller) and Legacy Reserves Operating LP (Buyer) dated as of March 26, 2014, and (b) all bills of sale, assignments, agreements, instruments and documents executed and delivered in connection therewith, as amended.

“Rockies Acquisition Properties” means the Oil and Gas Properties and other Properties acquired by Legacy Reserves Operating LP pursuant to the Rockies Acquisition Documents.

“WPX Acquisition” means the acquisition of the WPX Acquisition Properties pursuant to the terms and conditions of the WPX Acquisition Documents.

“WPX Acquisition Documents” means (a) the Purchase and Sale Agreement by and between WPX Energy Rocky Mountain, LLC (Seller) and Legacy Reserves Operating LP (Buyer) dated as of May 2, 2014, and (b) all bills of sale, assignments, agreements, instruments and documents executed and delivered in connection therewith, as amended.

“WPX Acquisition Properties” means the Oil and Gas Properties and other Properties acquired by Legacy Reserves Operating LP pursuant to the WPX Acquisition Documents.

Section 2.      Amendments to Credit Agreement .

2.1      Amendments to Section 1.02 .

(a)      The following definitions are hereby amended and restated in their entirety to read as follows:

“Agreement” means this Third Amended and Restated Credit Agreement, as amended by the First Amendment and the Second Amendment, as the same may from time to time be amended, modified, supplemented or restated.

“Approved Counterparty” means (a) any Lender or any Affiliate of a Lender and (b) any other Person (or any credit support provider of such Person) whose issuer rating or whose long term senior unsecured debt rating is A/A2 by S&P or Moody’s (or their equivalent) or higher.

(b)      The following definitions are hereby added where alphabetically appropriate to read as follows:

“Second Amendment” means that certain Second Amendment to Third Amended and Restated Credit Agreement, dated as of May 22, 2014, among the Borrower, the Guarantors, the Administrative Agent and the Lenders party thereto.

“Second Amendment Effective Date” has the meaning ascribed such term in the Second Amendment.

2.2      Amendment to Section 9.01(b) .. Section 9.01(b) is hereby amended and restated in its entirety to read as follows:

(b)      Ratio of Total Debt to EBITDA . The Borrower will not, on any date of determination, permit its ratio of Total Debt as of such date to EBITDA for the four fiscal quarters ending on the last day of the fiscal quarter immediately preceding the date of determination for which financial statements are available to be greater than 4.00 to 1.00; provided that during the period beginning on the Second Amendment Effective Date through June 30, 2015 (such period, the “Increased Leverage Period”), the Borrower will not, on any date of determination during the Increased Leverage Period, permit its ratio of Total Debt as of such date to EBITDA for the four fiscal quarters ending on the last day of the fiscal quarter immediately preceding the date of determination for which financial statements are available to be greater than 4.50 to 1.00.

Section 3.      Assignments, Reallocation of Commitments and Loans . Each Lender party to the Credit Agreement immediately prior to the Second Amendment Effective Date (used herein as defined below) has, in consultation with the Borrower, agreed to reallocate its respective Maximum Credit Amount and Commitment. The Administrative Agent and the Borrower hereby consent to such reallocation. On the Second Amendment Effective Date and after giving effect to such reallocations, the Maximum Credit Amount and Commitment of each Lender shall be as set forth on Annex I to this Second Amendment, which Annex I supersedes and replaces Annex I to the Credit Agreement. With respect to such reallocation, each Lender shall be deemed to have acquired the Maximum Credit Amount and Commitment allocated to it from one or more Lenders pursuant to the terms of the Assignment and Assumption Agreement attached as Exhibit D to the Credit Agreement as if such Lenders executed an Assignment and Assumption with respect to such allocation. Notwithstanding Section 12.04(b)(ii)(C), the Lenders deemed to be parties to such Assignment Agreements shall not be required to pay a processing and recordation fee of $3,500 to the Administrative Agent. On the Second Amendment Effective Date, the Administrative Agent shall take the actions specified in Section 12.04(b)(v), including recording the assignments described herein in the Register, and such assignments shall be effective for purposes of the Credit Agreement.

Section 4.      Automatic Borrowing Base Increase upon Consummation of Aggregate Acquisitions; Minimum Hedging Requirement .

4.1      Automatic Borrowing Base Increase upon Consummation of Aggregate Acquisitions, etc. Effective as of the date of the consummation of the Aggregate Acquisitions, the Borrowing Base then in effect shall automatically be increased to $950,000,000 (net of any adjustments to the Borrowing Base pursuant to the terms of the Credit Agreement which occur between the date hereof and the date the Borrowing Base is increased pursuant to this Section 4.1); provided that each of the following conditions precedent thereto are satisfied (or waived in accordance with Section 12.02(b)): (a) the Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower certifying that Legacy Reserves Operating LP has or is concurrently consummating the Chaves Acquisition, the Rockies Acquisition and the WPX

Acquisition in accordance with the terms of the Chaves Acquisition Documents, the Rockies Acquisition Documents and the WPX Acquisition Documents, respectively (with all of the material conditions precedent thereto having been satisfied in all material respects by the parties thereto) and has or is acquiring substantially all of the Chaves Acquisition Properties, the Rockies Acquisition Properties and the WPX Acquisition Properties contemplated by the Chaves Acquisition Documents, the Rockies Acquisition Documents and the WPX Acquisition Documents, respectively; (b) the Administrative Agent’s receipt, together with title information previously delivered to the Administrative Agent, satisfactory title information on at least 80% of the total value of the proved Oil and Gas Properties of the Borrower and the Subsidiaries evaluated by the most recently delivered Reserve Report after giving effect to the Aggregate Acquisitions; (c) the Administrative Agent’s receipt of duly executed and notarized deeds of trust and/or mortgages or supplements to existing deeds of trust and/or mortgages in form satisfactory to the Administrative Agent to the extent necessary, so that the Mortgaged Properties represent at least 80% of the total value of the proved Oil and Gas Properties of the Borrower and the Subsidiaries evaluated in the most recently delivered Reserve Report after giving effect to the Aggregate Acquisitions and (d) the Administrative Agent and the Lenders shall have received all fees and other amounts due and payable on or prior to such date; provided further that if, on or prior to the date upon which the Borrowing Base is automatically increased pursuant to this Section 4.1, the Borrower has issued Senior Notes in reliance upon Section 9.02(f) in an aggregate stated principal amount in excess of $850,000,000 (without regard to any initial issue discount) then the amount of the automatic increase to the Borrowing Base shall instead be in an amount equal to $950,000,000 minus the product of 0.25 and the stated principal amount of such excess Senior Notes (net of any adjustments to the Borrowing Base which occur between the date hereof and the date the Borrowing Base is increased pursuant to this Section 4.1 (other than adjustments with respect to the issuance of Senior Notes as contemplated by the foregoing proviso)).

4.2      Minimum Hedging Requirement . Within 30 days after the date upon which the Borrowing Base is automatically increased pursuant to Section 4.1 of this Second Amendment (the end of such 30 day period being the “Required Hedging Date”), the Borrower shall provide evidence to the Administrative Agent, in form and substance satisfactory to the Administrative Agent, that the Borrower has entered into Swap Agreements with one or more Approved Counterparties hedging reasonably anticipated proved developed producing production for natural gas evaluated in the most recently delivered Reserve Report related to the WPX Acquisition Properties as follows (the “Incremental Hedging Requirement”):

Fourth quarter
fiscal year 2014:	3,561,000 MMBtu;
Fiscal year 2015:	16,635,000 MMBtu;
Fiscal year 2016:	5,580,000 MMBtu; and
Fiscal year 2017:	5,016,000 MMBtu.

If the Borrower fails to timely deliver such evidence to the Administrative Agent by the Required Hedging Date, then, effective as of the Required Hedging Date, the Borrowing Base then in effect shall be reduced automatically by an amount, as determined by the Administrative Agent, equal to the Borrowing Base value contributed by the quantities which were not hedged by the Borrower pursuant to the Incremental Hedging Requirement.

Section 5.      Conditions Precedent . This Second Amendment shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 12.02 of the Credit Agreement) (the “Second Amendment Effective Date”):

5.1      The Administrative Agent shall have received from the Lenders, the Borrower and the Guarantors, counterparts (in such number as may be requested by the Administrative Agent) of this Second Amendment signed on behalf of such Person.

5.2      The Administrative Agent and the Lenders shall have received all fees and other amounts due and payable on or prior to the Second Amendment Effective Date.

5.3      No Default shall have occurred and be continuing as of the Second Amendment Effective Date.

5.4      The Administrative Agent shall have received new duly executed Notes payable to Societe Generale, Branch Banking & Trust Company, Santander Bank, N.A. and West Texas National Bank, to the extent requested by each such Lender, in a principal amount equal to the applicable new Maximum Credit Amount of such Lender, dated as of the Second Amendment Effective Date.

5.5      The Administrative Agent shall have received such other documents as the Administrative Agent or its special counsel may reasonably require.

The Administrative Agent is hereby authorized and directed to declare this Second Amendment to be effective when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 5 or the waiver of such conditions as permitted in Section 12.02 of the Credit Agreement. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.

Section 6.    Miscellaneous .

6.1      Confirmation . The provisions of the Credit Agreement, as amended by this Second Amendment, shall remain in full force and effect following the effectiveness of this Second Amendment.

6.2      Ratification and Affirmation; Representations and Warranties . Each Obligor hereby (a) acknowledges the terms of this Second Amendment; (b) ratifies and affirms its obligations under, and acknowledges its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect as expressly amended hereby; (c) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Second Amendment: (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct as of such specified earlier date, (ii) no Default or Event of Default has occurred and is continuing and (iii) no event or events have occurred which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect; and (d) agrees that from and after the Second Amendment Effective Date each reference to the Credit Agreement and in the other Loan Documents shall be deemed to be a reference to the Credit Agreement, as amended by this Second Amendment.

6.3      Counterparts . This Second Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Second Amendment by telecopy, facsimile, email or other electronic means shall be effective as delivery of a manually executed counterpart hereof.

6.4      No Oral Agreement . This Second Amendment, the Credit Agreement and the other Loan Documents executed in connection herewith and therewith represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or unwritten oral agreements of the parties. There are no subsequent oral agreements between the parties.

6.5      GOVERNING LAW . THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

6.6      Payment of Expenses . In accordance with Section 12.03 of the Credit Agreement, the Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and reasonable expenses incurred in connection with this Second Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

6.7      Severability . Any provision of this Second Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

6.8      Successors and Assigns .. This Second Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

[SIGNATURES BEGIN NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed as of the date first written above.

BORROWER:	LEGACY RESERVES LP

	By:	Legacy Reserves GP, LLC,
its general partner

	By:	/s/ James Daniel Westcott
James Daniel Westcott
Executive Vice President and Chief Financial Officer

GUARANTORS:	LEGACY RESERVES OPERATING LP

	By:	Legacy Reserves Operating GP LLC , its general partner
	By:	Legacy Reserves LP , its sole member
	By:	Legacy Reserves GP, LLC , its general partner

	By:	/s/ James Daniel Westcott
James Daniel Westcott
Executive Vice President and Chief Financial Officer

LEGACY RESERVES OPERATING GP LLC

	By:	Legacy Reserves LP , its sole member
	By:	Legacy Reserves GP, LLC , its general partner

	By:	/s/ James Daniel Westcott
James Daniel Westcott
Executive Vice President and Chief Financial Officer

SIGNATURE PAGE

SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

LEGACY RESERVES SERVICES, INC.

By:	/s/ James Daniel Westcott
James Daniel Westcott
Executive Vice President and Chief Financial Officer

SIGNATURE PAGE

SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

ADMINISTRATIVE AGENT:	WELLS FARGO BANK, NATIONAL ASSOCIATION , as Administrative Agent and a Lender

	By:	/s/ Stephanie Harrell
Stephanie Harrell
Assistant Vice President

SIGNATURE PAGE

SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

LENDERS:	COMPASS BANK

	By:	/s/ James Neblett
	Name:	James Neblett
	Title:	Vice President

SIGNATURE PAGE

SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

UBS AG, STAMFORD BRANCH

By:	/s/ Lana Gifas
Name:	Lana Gifas
Title:	Director

By:	/s/ Jennifer Anderson
Name:	Jennifer Anderson
Title:	Associate Director

SIGNATURE PAGE

SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Tara McLean
Name:	Tara McLean
Title:	Vice President

SIGNATURE PAGE

SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

BANK OF AMERICA, N.A.

By:	/s/ Joseph Scott
Name:	Joseph Scott
Title:	Director

SIGNATURE PAGE

SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

ROYAL BANK OF CANADA

By:	/s/ Evans Swann, Jr.
Name:	Evans Swann, Jr.
Title:	Authorized Signatory

SIGNATURE PAGE

SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

THE BANK OF NOVA SCOTIA

By:	/s/ Terry Donovan
Name:	Terry Donovan
Title:	Managing Director

SIGNATURE PAGE

SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

KEYBANK NATIONAL ASSOCIATION

By:	/s/ John Dravenstott
Name:	John Dravenstott
Title:	Vice President

SIGNATURE PAGE

SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

UNION BANK, N.A.

By:	/s/ Lauren Trussell
Name:	Lauren Trussell
Title:	Vice President

SIGNATURE PAGE

SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

JPMORGAN CHASE BANK, N.A.

By:	/s/ David Morris
Name:	David Morris
Title:	Authorized Officer

SIGNATURE PAGE

SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

BMO HARRIS FINANCING, INC .

By:	/s/ Gumaro Tijerina
Name:	Gumaro Tijerina
Title:	Managing Director

SIGNATURE PAGE

SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

BARCLAYS BANK PLC

By:	/s/ Alicia Borys
Name:	Alicia Borys
Title:	Vice President

SIGNATURE PAGE

SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK

By:	/s/ Michael Willis
Name:	Michael Willis
Title:	Managing Director

By:	/s/ Mark Roche
Name:	Mark Roche
Title:	Managing Director

SIGNATURE PAGE

SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

CITIBANK, N.A.

By:	/s/ Eamon Baqui
Name:	Eamon Baqui
Title:	Vice President

SIGNATURE PAGE

SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

SOCIETE GENERALE

By:	/s/ David Bornstein
Name:	David Bornstein
Title:	Director

SIGNATURE PAGE

SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

BRANCH BANKING AND TRUST COMPANY

By:	/s/ Jodie Gildersleeve
Name:	Jodie Gildersleeve
Title:	Assistant Vice President

SIGNATURE PAGE

SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

WEST TEXAS NATIONAL BANK

By:	/s/ Chris L. Whigham
Name:	Chris L. Whigham
Title:	Senior Vice President

SIGNATURE PAGE

SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

SANTANDER BANK, N.A.

By:	/s/ Puiki Lok
Name:	Puiki Lok
Title:	Vice President

By:	/s/ Gilbert Torres
Name:	Gilbert Torres
Title:	Senior Vice President

SIGNATURE PAGE

SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

TEXAS CAPITAL BANK, N.A.

By:	/s/ Frank K. Stowers
Name:	Frank K. Stowers
Title:	Senior Vice President

SIGNATURE PAGE

SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

Annex I

ANNEX I

LIST OF MAXIMUM CREDIT AMOUNTS

Aggregate Maximum Credit Amounts

Name of Lender	Applicable Percentage	Maximum Credit Amount
Wells Fargo Bank, National Association	10.78947368%	$161,842,105.25
Compass Bank	7.63157895%	$114,473,684.21
UBS AG, Stamford Branch	7.63157895%	$114,473,684.21
U.S. Bank National Association	7.63157895%	$114,473,684.21
Bank of America, N.A.	7.63157895%	$114,473,684.21
Royal Bank of Canada	7.63157895%	$114,473,684.21
The Bank of Nova Scotia	5.36842105%	$80,526,315.79
KeyBank National Association	5.36842105%	$80,526,315.79
Union Bank, N.A.	5.36842105%	$80,526,315.79
JPMorgan Chase Bank, N.A.	5.36842105%	$80,526,315.79
BMO Harris Financing, Inc.	4.21052632%	$63,157,894.74
Barclays Bank PLC	4.21052632%	$63,157,894.74
Credit Agricole Corporate and Investment Bank	4.21052632%	$63,157,894.74
Citibank, N.A.	4.21052632%	$63,157,894.74
Societe Generale	4.21052632%	$63,157,894.74
Branch Banking & Trust Company	2.63157895%	$39,473,684.21
Santander Bank, N.A.	2.63157895%	$39,473,684.21
West Texas National Bank	1.84210526%	$27,631,578.95
Texas Capital Bank, N.A.	1.42105263%	$21,315,789.47

TOTAL	100.0000000%	$1,500,000,000.00